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                             BOYAR VALUE FUND, INC.

                        Supplement dated August 28, 2003
            to Statement of Additional Information dated May 1, 2003

The information regarding "Integrated Fund Services, Inc." on page 34 of the Fund's Statement of Additional Information ("SAI") dated May 1, 2003 is replaced with the following:

                            BISYS FUND SERVICES, INC.

         Pursuant to a Master Services Agreement dated July 1, 2003, BISYS Fund Services Ohio, Inc. ("BISYS"), a wholly-owned subsidiary of the BISYS Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.

         As Administrator, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. BISYS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For the performance of the administrative services, the Fund pays the BISYS a fee based on the Fund's average value of its daily net assets as follows:

                    Asset Level                             Fee Rate
                    -----------                             --------
                    up to $500 million                      0.10%
                    $500 million to $1 billion              0.085%
                    $1 billion to $1.5 billion              0.07%
                    $1.5 billion and up                     0.05%

         BISYS also provides accounting and pricing services to the Fund. The Fund pays all costs of external pricing services. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable BISYS to perform its duties, the Fund pays the BISYS a fee based on the Fund's average value of its daily net assets as follows:

                    Asset Level                             Fee Rate
                    -----------                             --------
                    up to $500 million                      0.03%
                    $500 million to $1 billion              0.025%
                    $1 billion to $1.5 billion              0.01%
                    $1.5 billion and up                     0.008%

         As the Fund's Transfer Agent, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The fee payable to BISYS for transfer agency services is a specified dollar amount per shareholder account, subject to a minimum annual fee.

         Prior to July 21, 2003, the Fund's former Transfer Agent, Fund Accountant and Administrator was Integrated Fund Services, Inc. ("Integrated"). Integrated received fees based on the average daily net assets of the Fund. For the fiscal year ended December 31, 2000, Integrated received fees of $24,000 and $12,000 for accounting and pricing services and administrative services, respectively. For the fiscal year ended December 31, 2001, Integrated received fees of $24,000 and $15,183 for accounting and pricing services and administrative services, respectively. For the fiscal year ended December 31, 2002, Integrated received fees of $24,000 and $19,942 for accounting and pricing services and administrative services, respectively.

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION IN THE SAI. PLEASE RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.